UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K


                               ------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                December 29, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            DIXON TICONDEROGA COMPANY
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                        1-8689                          23-0973760
-------------               ---------------                 -----------------
(State of                   (Commission File                (IRS Employer I.D.
Incorporation)                  Number)                           Number)



                            195 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (407) 829-9000
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------  ----------------------------------


            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                Exhibit 99.1 Press Release issued by Dixon Ticonderoga Company dated December 29, 2003


ITEM 9.  REGULATION FD DISCLOSURE (Information Being Provided Under Item 12).
-------  --------------------------------------------------------------------


     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12 -- Results of Operations and Financial Condition," is instead furnished under "Item 9 -- Regulation FD Disclosure." This information shall not be deemed "filed" for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On December 29, 2003, Dixon Ticonderoga Company (the "Company") issued a press release announcing its results of operations for the three months and fiscal year ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                      Use of Non-GAAP Financial Information
                   -------------------------------------------

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP measure of pro forma net income (loss) and pro forma net income
(loss) per share that do not include the following financial measures that are normally included in GAAP: debt refinancing costs; restructuring and related costs; investment banking and related costs; and gains on receipt of securities from insurance company demutalizations, all net of related income taxes. In addition, valuation allowances for deferred tax assets are excluded from the pro forma measures.
     The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. The Company believes that the inclusion of non-GAAP financial measure provides consistent and comparable measures to help stakeholders understand the Company's current future operating results and cash flows. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIXON TICONDEROGA COMPANY


                             Dated:     December 29, 2003
                                        -------------------------------

                             By:        /s/  Gino N. Pala
                                        -------------------------------
                                        Gino N. Pala
                                        Chairman of Board, Co-Chief
                                        Executive Officer and Director

                                                                    Exhibit 99.1
                                                                    ------------





                              N E W S R E L E A S E
                              - - - - - - - - - - -

                            Dixon Ticonderoga Company
        195 International Parkway Heathrow, Florida 32746 (407) 829-9000


December 29, 2003                                   Contact:
                                                    Gino N. Pala
FOR IMMEDIATE RELEASE                               (407) 829-9000


                            DIXON TICONDEROGA REPORTS
                            -------------------------

                        PRO FORMA EARNINGS OF $2 MILLION
                        --------------------------------

                                 IN FISCAL 2003
                                 --------------

HEATHROW, Fla. ---- Dixon Ticonderoga Company (AMEX:DXT) today announced a dramatic improvement in pro forma net income from continuing operations in fiscal 2003. Pro forma net income from continuing operations for the fiscal year ended September 30, 2003 was $2,009,572 or $0.63 per basic and diluted share, compared with $350,403 or $0.11 per share in the prior year. Including the effects of debt refinancing; restructuring costs; investment banking costs; gains on the receipt of securities from insurance company demutualizations; valuation allowances for deferred tax assets (collectively, "special items"); and discontinued operations, net loss in fiscal 2003 was (1,427,980) or ($0.45) per basic and diluted share, compared with a net loss of ($559,923) or ($0.18) per share in 2002. Fiscal 2003 revenues from continuing operations were $88,837,615, as compared with $88,590,730 in the prior year. Basic and diluted weighted average shares outstanding were 3,196,714 and 3,183,866 during 2003 and 2002, respectively.
     Pro forma net income from continuing operations (excluding special items) in the fourth quarter of fiscal 2003 was $648,018 or $0.20 per basic and diluted share, compared with $82,920 or $0.03 per share in the prior year quarter. Net loss in the fourth quarter (including the effects of special items and discontinued operations) was ($2,179,692) or ($0.68) per basic and diluted share, compared with a net loss of ($617,981) or ($0.19) per share in 2002.
Fourth quarter 2003 revenues from continuing operations increased 8.5% to $27,134,761, as compared with $25,018,709 in the prior year quarter. Basic and diluted weighted average shares outstanding during the fourth quarter of 2003 were 3,202,149, as compared with 3,192,832 in the 2002 quarter.
     Commenting on the year-end results, Chairman and Co-Chief Executive Officer Gino N. Pala, said, "Despite a very challenging year which included, among other initiatives, a major debt refinancing, the completion of our comprehensive manufacturing consolidation plan and the sale of our final industrial business, the Company achieved significantly improved operating results. We are extremely gratified that these strategies, as well as other cost reduction activities pursued over the past several years, have begun to substantially enhance profitability. Our pro forma earnings of $2 million imply that our Company is indeed headed in the right direction".
     Dixon Ticonderoga Company, with operations dating back to 1795, is one of the oldest publicly held companies in the U.S. Its consumer group manufactures and markets a wide range of writing instruments, art materials and office products, including the well-known Ticonderoga(R), Prang(R) and Dixon(R) brands. Headquartered in Heathrow, Florida, Dixon Ticonderoga employs approximately 1,600 people at 8 facilities in the U.S., Canada, Mexico, the U.K. and China. The company has been listed on the American Stock Exchange since 1988 under the symbol DXT.

                           Forward-Looking Statements
                           --------------------------

Any "forward-looking" statements in this press release (including, among others, the company's ability to continue to improve cash flow and profitability going forward and to maintain adequate liquidity) involve known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks include (but are not limited to) difficulties encountered by the company with its cost reduction activities, plant consolidations and/or inventory reduction program; the inability to maintain and/or secure new sources of capital; increased competition; U.S. and foreign economic factors; foreign currency exchange risk; interest rate fluctuation risk; and the inability to generate taxable income to utilize certain tax benefits in the future, among others.

                                    #           #           #           #

                                          DIXON TICONDEROGA COMPANY - - - EARNINGS HIGHLIGHTS
                                         ---------------------------------------------------

                                         Three Months Ended            Fiscal Year Ended
                                            September 30,                  September 30,
                                          2003          2002            2003           2002
                                      ------------  ------------    ------------   ------------
Revenues                               $27,134,761   $25,018,709     $88,837,615    $88,590,730
                                      ============  ============    ============   ============

Operating Income                       $ 1,399,103   $   426,159     $ 4,470,382    $ 2,643,985

Other Income, Net                             --            --         1,052,500        252,676

Interest Expense                          (932,849)   (1,247,555)     (3,585,729)    (4,087,731)

Income Tax Benefit (Expense)            (2,365,223)      217,590      (2,744,420)       559,064

Minority Interest                          (13,392)       (6,666)        (42,221)       (51,214)
                                      ------------  ------------    ------------   ------------
Income (Loss) From Continuing
 Operations                             (1,912,361)     (610,472)       (849,488)      (683,220)

Income (Loss) From Discontinued
 Operations                               (267,331)       (7,509)       (578,492)       123,297
                                      ------------  ------------    ------------   ------------

Net Loss                               $(2,179,692)  $  (617,981)    $(1,427,980)   $  (559,923)
                                      ============  ============    ============   ============

Earnings (Loss) Per Share
 (Basic and Diluted):

Continuing Operations                  $     (0.60)  $     (0.19)    $     (0.27)   $     (0.22)

Discontinued Operations                      (0.08)         0.00           (0.18)          0.04
                                      ------------  ------------    ------------   ------------

Net Income (Loss)                      $     (0.68)  $     (0.19)    $     (0.45)   $     (0.18)
                                      ============  ============    ============   ============


Weighted Average Shares - Basic          3,202,149     3,192,832       3,196,714      3,183,866
                                      ============  ============    ============   ============

Weighted Average Shares - Diluted        3,202,149     3,192,832       3,196,714      3,183,866
                                      ============  ============    ============   ============


                                       Reconciliation of Income (Loss) From Continuing Operations
                                       ----------------------------------------------------------
                                           To Pro Forma Net Income From Continuing Operations
                                           --------------------------------------------------

                                         Three Months Ended            Fiscal Year Ended
                                            September 30,                  September 30,
                                          2003          2002            2003           2002
                                      ------------  ------------    ------------   ------------
Income (Loss) From Continuing
 Operations                            $(1,912,361)  $  (610,472)    $  (849,488)   $  (683,220)

Debt Refinancing, Net of Income Taxes         --            --           424,770           --

Restructuring and Related Costs,
 Net of Income Taxes                          --         693,392         331,069      1,033,673

Investment Banking and Related Costs,
 Net of Income Taxes                       328,775          --           328,775            --

Gains on Receipt of Securities from
 Insurance Company Demutualizations,
 Net of Income Taxes                          --            --          (457,158)           --

Valuation Allowances for Deferred
 Tax Assets                              2,231,604          --         2,231,604            --
                                      ------------  ------------    ------------   ------------

Pro Forma Net Income                   $   648,018   $    82,920     $ 2,009,572    $   350,453
                                      ============  ============    ============   ============

Pro Forma Net Income Per Share         $      0.20   $      0.03     $      0.63    $      0.11
                                      ============  ============    ============   ============